HAWKS INDUSTRIES, INC.

                                913 FOSTER ROAD
                             CASPER, WYOMING  82601

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON NOVEMBER 4, 1998

~To~the~Shareholders~of~
HAWKS INDUSTRIES, INC.

  NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of HAWKS INDUSTRIES, INC., a Wyoming Corporation (the "Company"), will be held at the office of the Company at 913 Foster Road, Casper, Wyoming 82601 on November 4, 1998, at 2:00 P.M. or at any postponement or adjournment thereof for the following purposes:

  1. To elect one director to serve until the Annual Meeting of the ShareholderS to be held in 2001 or until their successors have been elected and qualified.

  2. To transact such other business as may properly come before the meeting or any adjournment thereof.

  Only shareholders of record at the close of business on September 25, 1998, will be entitled notice of and to vote at the meeting. All shareholders are cordially invited to attend and to meet the management and Board of Directors of the Company.

                                   By Order of the Board of Directors
                                   /s/ Bob Despain
                                   Bob Despain
                                   ~Secretary~

Casper, Wyoming
September 25, 1998


                                   IMPORTANT

           IF YOU DO NOT PLAN TO ATTEND THIS MEETING, PLEASE SIGN AND
                           RETURN THE ENCLOSED PROXY
             NO POSTAGE IS NECESSARY IF MAILED IN THE UNITED STATES

                                PROXY STATEMENT

                             HAWKS INDUSTRIES, INC.

                                913 FOSTER ROAD
                             CASPER, WYOMING 82601


                         SHAREHOLDERS ENTITLED TO VOTE

  THE ENCLOSED PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HAWKS INDUSTRIES, INC. (the "Company") for use at the Annual Meeting of the Shareholders of the Company. It is anticipated that these proxy materials will be mailed to Shareholders on or about September 25, 1998.

  Holders of shares of the Common Stock of the Company of record at the close of business September 25, 1998, will be entitled to vote at the Annual Meeting of Shareholders to be held on November 4, 1998 at 2:00 P.M. at the offices of the Company at 913 Foster Road, Casper, Wyoming 82601 or at any postponement or adjournment thereof.

  Shareholders who execute proxies retain the right to revoke them at any time before they are voted by filing with the Secretary of the Company either an instrument revoking the proxy or a duly executed proxy bearing a later date. Proxies may be revoked by any Shareholder present at the meeting who expresses a desire to vote his or her shares in person. A proxy, when executed and not so revoked, will be voted in accordance therewith.


                VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

  The voting securities entitled to vote at the meeting consist of shares of Common Stock of the Company with each share entitling its owner to one vote upon each matter submitted to a vote. The shares have cumulative voting rights, which means that for the election of directors, every Shareholder entitled to vote shall have the right to vote the number of shares owned by him or her for as many persons as there are directors to be elected, or to cumulate his or her votes by giving one candidate as many votes as the number of such directors multiplied by the number of his shares shall equal, or by distributing such votes on the same principle among any number of candidates. Discretionary authority to cumulate votes will be granted by Shareholders who execute proxies. A majority of the shares of Common Stock outstanding shall constitute a quorum at the meeting.

  The close of business on September 25, 1998, has been fixed by the Board of Directors as the record date for determination of Shareholders entitled to vote at the meeting, and the number of outstanding shares on this date was 1,351,515.

  The following table shows the beneficial ownership of the shares of the Company as of the close of business on September 25, 1998, of each person known to the Company to be the beneficial owner of more than 5% of the Company's issued and outstanding Common Stock and of all officers and directors as a group. Unless noted to the contrary, each person or entity has direct ownership and sole voting dispositive power.

     Percent
Name and Address                     Shares Owned            of Class
----------------                     ------------            --------

Bruce A. Hinchey                      114,480 (a)              8.5
913 Foster Road
Casper, Wyoming 82601

James E. Meador, Jr.                  116,126 (b)              8.6
913 Foster Road
Casper, Wyoming 82601

Ann B. Zimmerman                      153,167                 11.3
Revocable Trust
400 E. 1st St.
Casper, Wyoming 82601

All Officers and Directors
and 5% Shareholders                   385,831                 28.5
as a Group (five in number)

----------------
(a) Included are 11,272 shares allocated in the Company's Employee Stock Ownership Plan-Trust.
(b) Included are 11,348 and 2,414 shares allocated to Mr. Meador and his spouse respectively in the Company's Employee Stock Ownership Plan-Trust.




                             ELECTION OF DIRECTORS

  Pursuant to the Company's Certificate of Incorporation and By-laws, Directors are divided into three classes that contain one or more Directors and hold a term of office of three years.

  As of the date of this Proxy Statement, one Class I Director will be elected to serve until 2001 or until a successor is duly elected and qualified.

  At the meeting it is proposed that James E. Meador, Jr., who is presently the Class I Director of the Company and whose term expires in 1998, be elected for a three year term. Upon election he shall serve in such capacity until the 2001 Annual Meeting of the Shareholders or until a successor is duly elected and qualified.

  If the enclosed Proxy is duly executed and received in time for the meeting, and if no contrary specification is made as provided therein, it is the intention of the persons named therein to vote the shares represented thereby for the persons nominated for election as Directors of the Company. There will be cumulative voting for the election of Directors. If a nominee should refuse or be unable to serve, the proxy will be voted for such person as shall be designated by the Board of Directors to replace such nominee. The management presently has no knowledge that any nominee will refuse or be made unable to serve.

  The following information is furnished as of September 25, 1998, with respect to the nominees and the other Directors whose terms in office will continue after the meeting.

                           Principle Occupation   Year Since
                           During the Last Five     Which      Share of
                          Years and Position with Continuous Common Stock Percent
                                  Company            ly A    Beneficially   of
Name/Age                 (In Addition to Director) Director     Owned     Class


Dwight B. Despain/44     Appointed as a Class III    1992       2,050         .2
                         Director August 24, 1992.
                         Attorney with Dixon &
                         Despain, Casper, WY since
                         1990; Warnick & Blood Law
                         Offices from 1985-1990.

Bruce A. Hinchey/49      Appointed as a Class III    1993     114,480(a)     8.5
                         Director May 12, 1993;
                         President of Western
                         Environmental Services
                         and Testing , Inc. 1981
                         to 1997.  President of
                         Hawks Industries, Inc.
                         and Vice- President of
                         Western Environmental
                         Services & Testing, Inc.
                         since 1998.

James E. Meador, Jr./45  Appointed as a Class I      1993     116,216(b)     8.6
                         Director May 12, 1993;
                         Vice President of Western
                         Environmental Services
                         and Testing Inc. 1981 to
                         1997. President Western
                         Environmental Services &
                         Testing, Inc. and Vice-
                         President Hawks
                         Industries, Inc. since
                         1998.

Gerald M. Moyle/43       Appointed as a Class II     1994           8        -0-
                         Director June 30, 1994;
                         Land Manager of Brown
                         Operating, Inc. since
                         1984.

------------
(a) Included are 11,272 shares allocated in the Company's Employee Stock Ownership Plan-Trust.
(b) Included are 11,348 shares allocated to Mr. Meador and his spouse in the Company's Employee Stock Ownership Plan-Trust.

                     RESUME OF NOMINEE JAMES E. MEADOR, JR.

James E. Meador, Jr., President Western Environmental Services & Testing, Inc. and Director

     Mr. Meador graduated from Southwest Texas State University in 1976 with a Bachelor of Science in Biology and Chemistry. Mr. Meador was employed as a Field Testing Supervisor for Ecology Audits, Inc. in Dallas, TX from 1977 to 1978; was a partner in the Air Quality Department of Kumpe and Associates, P.C., Casper, Wyoming from 1978 to 1981. In 1981 he helped form the firm of Western Environmental Services and Testing, Inc. and has served as President or Vice President since the company was started.

  The Board of Directors met formally once during the fiscal year. Mr. Meador was present for the meeting. All other directors were present for the meeting of the Board of Directors in fiscal 1997. In addition, discussions were held frequently on an informal basis, and all action specifically required to be approved by the Board of Directors, pursuant to the Wyoming Corporation Law, was taken by written consent setting forth the action so taken signed by all the directors provided by Section 141 (t) of the Law.

  The Board of Directors audit committee consists of Gerald E. Moyle, James E. Meador, Jr., and Dwight B. Despain.

  The Board of Directors has no nominating or compensation committee.


              REMUNERATION AND OTHER TRANSACTIONS WITH MANAGEMENT

  The following table sets forth all cash compensation paid by the Company during the fiscal year to executive officers whose cash compensation exceeded $60,000 and to all executive officers as a group.

Name of Individual or
Number in Group           Capacities in Which Served    Cash Compensation
Joseph J. McQuade         President and Director           $98,280(a)(b)(c)

Bruce A. Hinchey          Vice President and Director      $87,800(a)(b)(c)
                          of Hawks Industries,  Inc.;
                          President of Western
                          Environmental Services and
                          Testing, Inc.

James E. Meador, Jr.      Director of Hawks Industries,    $87,800(a)(b)(c)
                          Inc.; Vice President of
                          Western Environmental
                          Services and Testing, Inc.

All Executive Officers as                                 $273,880(a)
a Group (three in number)

(a) Messrs. McQuade, Hinchey and Meador received other compensation valued at less than 10% of the compensation reported in this table.
(b) Not included is the amount which was accrued under the Company's Employee Stock Ownership Plan-Trust discussed below.
(c) Pursuant to employment agreements expiring April 2001, Messrs. Hinchey and Meador would receive a lump sum payment of approximately two and one-half years' salary if employment should be terminated by the Company without cause.

  Directors who are not employees are paid $300 per meeting for their attendance at Board meetings. All directors are reimbursed for reasonable out-of-pocket expenses incurred in connection with attending Board and Shareholder's meetings.


Employee Stock Ownership Plan-Trust

  The Plan was Adopted in December 1975. Annual contributions by the Company are not mandatory, but the Plan provides for annual contributions by the company to the profit-sharing trust for the account of eligible employees in an amount up to 25% of their salaries subject to the limitation imposed by ERISA. The Plan provides that the Trustee shall invest the funds in shares of Common Stock of the Company purchased either in the open market, directly from the Company, or from existing shareholders. All of the shares will remain with the Trustee until paid to employees upon leaving the Company's service. In the event of retirement, disability or death, the entire amount of the employee's credit will be directly distributed to the employee or his named beneficiary. Upon termination, other than by reason of death, disability or retirement, the amount at termination will be a percentage of the amount of his account as follows:

                                 Years  Percentage
                                   2     20%
                                   3     40%
                                   4     60%
                                   5     80%
                                   6    100%

  The Company has the right to amend or terminate the Plan at any time. The purpose of the Plan is to provide employees with additional incentive and opportunity, through the Company contribution, to acquire an Ownership in the Company by becoming shareholders.

  During the Fiscal year, the amounts accrued by Mr. McQuade, Mr. Hinchey, and Mr. Meador and his spouse were, respectively, $2,117, $1,892 and $2,345.


Incentive Stock Option Plan

  The Plan approved by the Shareholders of the Company on June 15, 1982, authorized the stock incentives for key executives to further the identity of their interest with the interests of the shareholders and to increase their stake in the future growth and prosperity of the Company. This Plan expired June 15, 1992. The Plan was intended to induce continued employment of key executives and, by offering comparable incentives, to enable the Company to compete for, attract, and retain competent executives.

  As of the date of this Proxy Statement there are options outstanding for 50,000 shares under the Plan. They were issued in September 1990 and will, if not exercised previously, expire in September of 2000.

Section 16 Reporting

  Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers and Directors, and persons who own more than 10% of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC") and the National Association of Securities Dealers, Inc. Officers, Directors, and greater than 10% stockholders are also required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

  Based solely on its review of copies of such forms received by it and written representations from certain reporting persons, the Company believes that, during the period January 1, 1997 to December 31, 1997, all filing requirements applicable to its officers, Directors, and greater than 10% beneficial owners were complied with.

                              FINANCIAL STATEMENTS

  Financial statements are not included in the Proxy Statement as they are not deemed necessary for the exercise of prudent judgment by the shareholders with respect to any proposal to be submitted at this Annual Meeting. The Annual Report of the Company for the year ended December 31, 1997, including audited financial statements, has been mailed to the shareholders, but such report is not incorporated in this Proxy Statement and is not deemed to be a part of the proxy soliciting material.

                            EXPENSES OF SOLICITATION

  The entire expense of preparing, assembling, printing and mailing the proxy form and the form of materials used in the solicitation of proxies will be paid by the Company. The Company will request banks and brokers to solicit their customers who beneficially own common stock of the Company listed in the names of the nominees and will reimburse said banks and brokers for the reasonable out-of-pocket expenses of such solicitation. In addition to the use of the mails, solicitation may be made by employees of the Company by telephone, telegraph, cable and personal interview. The Company does not expect to pay any compensation for the solicitation of proxies.


                   DATE OF RECEIPT OF SHAREHOLDER'S PROPOSALS

  Shareholder proposals must be received by the Company by December 31, 1998 to be included in the proxy materials for the next Annual Meeting of Shareholders.


                                 OTHER MATTERS

  The Board of Directors knows of no other matters to be brought before this Annual Meeting. However, if other matters should come before the meeting, it is the intention of each person named in the proxy to vote in accordance with his judgment on such matters.

                         AVAILABILITY OF ANNUAL REPORT
                                  ON FORM 10-K

  UPON WRITTEN REQUEST, THE COMPANY WILL PROVIDE, WITHOUT CHARGE, A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 1997 (INCLUDING THE FINANCIAL STATEMENTS AND SCHEDULES THERETO) FILED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION, TO EACH SHAREHOLDER OF RECORD OR EACH SHAREHOLDER WHO OWNED COMMON STOCK LISTED IN THE NAME OF A BANK OR BROKER AS NOMINEE, AT THE CLOSE OF BUSINESS ON SEPTEMBER 25, 1998. REQUESTS SHOULD BE ADDRESSED TO THE COMPANY, TO THE ATTENTION OF BOB DESPAIN, SECRETARY, 913 FOSTER ROAD, CASPER, WYOMING 82601.

                                        By Order of the Board of Directors
                                        /s/ Dwight B. Despain
                                        Dwight B. "Bob" Despain
                                        ~Secretary~